Filed Pursuant to Rule 424(b)(3)
                                                      Registration No. 333-50958

PROSPECTUS SUPPLEMENT DATED MARCH 4, 2002

(To Prospectus filed on November 30, 2000)


                                PMC-SIERRA, INC.


                                   PROSPECTUS

                        1,579,718 Shares of Common Stock

         This Prospectus Supplement together, with the Prospectus listed above, is to be used by certain holders of the above-referenced securities or by their transferees, pledgees, donees or their successors in connection with the offer and sale of the above referenced securities.

         The table captioned "Selling Stockholders" commencing on page 3 of the Prospectus is hereby amended to reflect the following additions and changes.

                                                             Shares to be
                                                            Offered for the
                      Selling Stockholders                Selling Stockholder
----------------------------------------------------     ---------------------
  Neil Gursahani                                                  400

  Moti Jiandani & Soni Jiandani TTEES of the
   Moti & Soni Jiandani Family Trust DTD 11/15/99               6,718